U.S. Securities and Exchange Commission

Washington, D.C. 20549

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Form 8-k

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 23, 2014

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Commission File No. 001-33718

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Bioheart, Inc.

(Name of small business issuer as specified in its charter)

Florida	65-0945967
State of Incorporation	IRS Employer Identification No.

13794 NW 4th Street, Suite 212, Sunrise, Florida 33325

(Address of principal executive offices)

(954) 835-1500

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, “Company,” “our company,” “us,” and “our” refer to Bioheart, Inc., unless the context requires otherwise.

Item 1.01	Entry into Material Definitive Agreement

Equity Enhancement Program With Magna Equities II, LLC

Common Stock Purchase Agreement

On October 23, 2014 (the “Closing Date”), Bioheart, Inc., a Florida corporation (the “Company”), entered into a common stock purchase agreement dated as of the Closing Date (the “Purchase Agreement”) with Magna Equities II, LLC, a New York limited liability company (the “Investor”).  The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, the Investor is committed to purchase up to $3,000,000 (the “Total Commitment”) worth of the Company’s common stock, $0.001 par value (the “Shares”), over the 24-month term of the Purchase Agreement.

From time to time over the term of the Purchase Agreement, commencing on the trading day immediately following the date on which the initial registration statement is declared effective by the Securities and Exchange Commission (the “Commission”), as further discussed below, the Company may, in its sole discretion, provide the Investor with a draw down notice (each, a “Draw Down Notice”) to purchase a specified dollar amount of Shares (the “Draw Down Amount”) , with each draw down subject to the limitations discussed below. The maximum dollar amount of Shares requested to be purchased pursuant to any single Draw Down Notice cannot exceed the lesser of (i) 300% of the average daily trading volume of the Company’s common stock for the 10 trading days immediately preceding the date of the Draw Down Notice and (ii) $500,000 (the “Maximum Draw Down Amount”). The Company may not deliver any Draw Down Notice to the Investor if the Initial Purchase Price (as defined below) with respect to the Shares subject to such Draw Down Notice is less than $0.0025 (subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations and other similar transactions) as of the date the applicable Draw Down Notice is received by the Investor (the “Draw Down Exercise Date”).

Once presented with a Draw Down Notice, the Investor is required to purchase the applicable Draw Down Amount at the applicable “Purchase Price,” which is defined as the lesser of (i) the Initial Purchase Price and (ii) the True-Up Purchase Price (as defined below).

The applicable settlement date with respect to a Draw Down Notice will occur within one trading day following the Draw Down Exercise Date (the “Settlement Date”). On the applicable Settlement Date, the Company will issue to the Investor a number of Shares, rounded to the nearest whole Share, equal to the quotient of (i) the Draw Down Amount requested by the Company divided by (ii) the applicable Initial Purchase Price (as defined below), against simultaneous payment therefor in an amount equal to the product of (A) the number of Shares issued to the Investor on such Settlement Date and

(B) the applicable Initial Purchase Price. The “Initial Purchase Price” is defined as a price equal to 93% of the lowest of (i) the arithmetic average of the three lowest daily volume weighted average prices for the Company’s common stock (the “VWAP”) during the 10 consecutive trading days ending on the trading day immediately preceding the applicable Draw Down Exercise Date, (ii) the arithmetic average of the three lowest closing sale prices for the Company’s common stock during the 10 consecutive trading days ending on the trading day immediately preceding the applicable Draw Down Exercise Date and (iii) the closing sale price for the Company’s common stock on the trading day immediately preceding the applicable Draw Down Exercise Date (in each case, to be appropriately adjusted for any stock splits, stock combinations, stock dividends, recapitalizations and other similar transactions).

With respect to a Draw Down Notice, on the trading day (the “True-Up Date”) immediately following the eight-consecutive trading day period commencing on the trading day immediately following the applicable Settlement Date for such Draw Down Notice (the “True-Up Pricing Period”), a calculation of the True-Up Purchase Price (as defined below) and the Purchase Price will occur. The “True-Up Purchase Price” is defined as a price equal to 93% of the arithmetic average of the three lowest daily VWAPs during the applicable True-Up Pricing Period (to be appropriately adjusted for any stock splits, stock combinations, stock dividends, recapitalizations and other similar transactions), provided that in no event will the True-Up Purchase Price be less than $0.001.

On the Trading Day immediately following the True-Up Date (the “True-Up Settlement Date”), the Company will issue to the Investor the Additional Shares (as defined below), if any, in respect of the applicable Draw Down Notice. “Additional Shares” is defined as a number of Shares (to be appropriately adjusted for any stock splits, stock combinations, stock dividends, recapitalizations and other similar transactions), rounded to the nearest whole Share, equal to the greater of (I) zero and (II) the difference of (i) the quotient of (x) the total aggregate purchase price for Shares received by the Company on the Settlement Date with respect to the applicable Draw Down Notice divided by (y) the True-Up Purchase Price, less (ii) the number of Shares issued to the Investor on the applicable Settlement Date with respect to the applicable Draw Down Notice. The Investor is not required to return any Shares to the Company in the event the True-Up Purchase Price is greater than the Initial Purchase Price.

The Company is prohibited from issuing a Draw Down Notice if (i) the amount requested in such Draw Down Notice exceeds the Maximum Draw Down Amount, (ii) the sale of Shares pursuant to such Draw Down Notice would cause the Company to issue or sell or the Investor to acquire or purchase an aggregate dollar value of Shares that would exceed the Total Commitment, or (iii) the sale of Shares pursuant to the Draw Down Notice would cause the Company to sell or the Investor to purchase an aggregate number of shares of the Company’s common stock which would result in beneficial ownership by the Investor of more than 9.99% of the Company’s common stock (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder). The Company cannot make more than one draw down during the period commencing on any Draw Down Exercise Date and ending on the applicable True-Up Date for such draw down, and the Company must allow at least two trading days to elapse between the applicable True-Up Date for a draw down and the delivery of any Draw Down Notice for any other draw down.

The Investor has agreed that during the term of the Purchase Agreement, neither the Investor nor any of its affiliates will, directly or indirectly, engage in any short sales involving the Company’s securities or grant any option to purchase, or acquire any right to dispose of or otherwise dispose for value of, any shares of the Company’s common stock or any securities convertible into or exercisable or exchangeable for any shares of the Company’s common stock, or enter into any swap, hedge or other similar agreement that transfers, in whole or in part, the economic risk of ownership of any shares of the Company’s common stock.

The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Purchase Agreement may be terminated at any time by the mutual written consent of the parties. Unless earlier terminated, the Purchase Agreement will terminate automatically on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the date on which the initial registration statement is declared effective by the Commission, (ii) the date on which the Investor purchases the Total Commitment worth of common stock under the Purchase Agreement and (iii) the date on which the Company’s common stock ceases to be listed or quoted on a Trading Market (as defined in the Purchase Agreement). Under certain circumstances set forth in the Purchase Agreement, the Company and the Investor each may terminate the Purchase Agreement on one trading day’s prior written notice to the other, without fee, penalty or cost.

The Company paid to the Investor a commitment fee for entering into the Purchase Agreement equal to $150,000 (or 5.0% of the Total Commitment under the Purchase Agreement) in the form of 9,109,128 restricted shares of the Company’s common stock, calculated using a per share price of $0.016467, representing the arithmetic average of the three lowest daily VWAPs during the 10-consecutive-trading day period immediately preceding the Closing Date (the “Initial Commitment Shares”). In addition, promptly following the effective date of the initial Registration Statement (defined below), the Company is required to issue to the Investor additional shares of common stock (the “Additional Commitment Shares” and, collectively with the Initial Commitment Shares, the “Commitment Shares”) equal to the greater of (i) zero and (ii) the difference of (a) the quotient of (x) $150,000 divided by (y) the greater of (1) the arithmetic average of the three lowest daily VWAPs during the 10-consecutive-trading day period ending on and including the effective date of the initial Registration Statement and (2) $0.006, less (ii) 9,109,128, provided that in no event will the Company issue more than an aggregate of 15,890,872 shares of common stock, subject to adjustment, as Additional Commitment Shares. The Commitment Shares will be registered for resale in the Registration Statement, as discussed below.

The Company also agreed to pay up to $25,000 of reasonable attorneys' fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by the Investor in connection with the preparation, negotiation, execution and delivery of the Purchase Agreement and related transaction documentation. Further, if the Company issues a Draw Down Notice and fails to deliver the shares to the Investor on the applicable Settlement Date or True-Up Settlement Date, the Company agreed to pay the Investor, in addition to all other remedies available to the Investor under the Purchase Agreement, an amount in cash equal to 2.0% of the purchase price of such shares for each 30-day period the shares are not delivered, plus accrued interest.

The Purchase Agreement also provides for indemnification of the Investor and its affiliates in the event that the Investor incurs losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to a breach by the Company of any of its representations and warranties under the Purchase Agreement or the other related transaction documents or any action instituted against the Investor or its affiliates due to the transactions contemplated by the Purchase Agreement or other transaction documents, subject to certain limitations.

Registration Rights Agreement

In connection with the execution of the Purchase Agreement, on the Closing Date, the Company and the Investor also entered into a registration rights agreement dated as of the Closing Date (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to file an initial registration statement (“Registration Statement”) with the Commission to register an agreed upon number of Shares, which shall not exceed 1/3 of the number of shares of the Company's common stock held by non-affiliates of the Company, on or prior to December 8, 2014 (the “Filing Deadline”) and have it declared effective at the earlier of (A) the 90th calendar day after the earlier of (1) the Filing Deadline and (2) the date on which the initial Registration Statement is filed with the Commission and (B) the fifth business day after the date the Company is notified by the Commission that such Registration Statement will not be reviewed or will not be subject to further review (the “Effectiveness Deadline”).

If at any time all of the Registrable Securities (as defined in the Registration Rights Agreement) are not covered by the initial Registration Statement, the Company has agreed to file with the Commission one or more additional Registration Statements so as to cover all of the Registrable Securities not covered by such initial Registration Statement, in each case, as soon as practicable, but in no event later than the applicable filing deadline for such additional Registration Statements as provided in the Registration Rights Agreement.

The Company also agreed, among other things, to indemnify the Investor from certain liabilities and fees and expenses of the Investor incident to the Company’s obligations under the Registration Rights Agreement, including certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Investor has agreed to indemnify and hold harmless the Company and each of its directors, officers and persons who control the Company against certain liabilities that may be based upon written information furnished by the Investor to the Company for inclusion in a registration statement pursuant to the Registration Rights Agreement, including certain liabilities under the Securities Act.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement are qualified in their entirety by reference to the provisions of the Purchase Agreement and Registration Rights Agreement filed as exhibits 10.1 and 10.2 to this Current Report on the Form 8-K (this “Report”), respectively, which are incorporated herein by reference.

Item 3.02      Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The issuance of the Initial Commitment Shares and the Additional Commitment Shares, if any, and the sale of the Shares to the Investor under the Purchase Agreement are exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  The Company made this determination based on the representations of the Investor that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment.

This Report is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

Item 8.01      Other Events

On October 24, 2014, the Company issued a press release announcing it had entered into the Purchase Agreement and Registration Rights Agreement, a copy of which is attached to this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1	Common Stock Purchase Agreement, dated as of October 23, 2014, by and between Magna Equities II, LLC and Bioheart, Inc.

10.2	Registration Rights Agreement, dated as of October 23, 2014, by and between Magna Equities II, LLC and Bioheart, Inc.

99.1	Press Release dated October 24, 2014.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Date: October 24, 2014	Bioheart, Inc. By: /s/ Mike Tomas
Mike Tomas
Chief Executive Officer